EXHIBIT 10.14

PROMISSORY NOTE PAYABLE

All American Golf Center (AAGC) and All-American Sportpark acknowledge receipt of $25,000 on September 9, 2008 from Saint Andrews Golf Shop. AAGC promises to repay this note in its entirety with interest accrued at 10% per annum, accrued monthly, and no later than September 8, 2009.

Acknowledged and agreed to this 9 th day of September, 2008 by:

/s/ Ron Boreta
Ron Boreta, President
All American Golf Center

/s/ John Boreta
John Boreta
Saint Andrews Golf Shop, LTD

PROMISSORY NOTE PAYABLE

All-American Golf Center, Inc. (AAGC) and on behalf of All American Sportpark Inc (AASP) acknowledges receipt of $109,500 on September 30, 2008 from Saint Andrews Golf Shop, Ltd. (SAGS). AAGC promises to repay this note in its entirety with interest accrued at 10% per annum, accrued monthly, and no later than September 29, 2009.

Acknowledged and agreed to this 30 th day of September, 2008 by:

/s/ Ron Boreta
Ron Boreta, President
All American Golf Center

/s/ John Boreta
John Boreta
Saint Andrews Golf Shop, Ltd.